UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-07414

The Santa Barbara Group of Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

107 South Fair Oaks Boulevard, Suite 315, Pasadena, CA 91105

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 150 Motor Parkway, Suite 205, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

626-844-1440

Date of fiscal year end:

3/31/04

Date of reporting period:3/31/04

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SANTA BARBARA GROUP

OF MUTUAL FUNDS

THE BENDER GROWTH FUND

THE MONTECITO FUND

ANNUAL REPORT

MARCH 31, 2004

Letter from SBG Capital Management

Dear Shareholder,

What a difference a year makes!  At this time last year, investors pored over information regarding the war in Iraq, possible deflation and the dismal performance of world economies.  Fear and nervousness gripped investors.  That was then.  The U.S. economy led the way out of recession as growth accelerated throughout the year.  Corporate profit gains jumped to record levels.  Market performance followed.

Short-term performance gains in The Bender Growth Fund have been spectacular.  However, it is the Bender Growth Fund’s long-term track record that stands out.  The key to the success of The Bender Growth Fund is an investment philosophy employed by Robert Bender & Associates (sub-advisor to The Bender Growth Fund) that focuses on superior earnings growth, industry leaders and profitability.  This strategy has been employed by Robert Bender & Associates for thirty years with successful results.

The Montecito Fund employs Strategic Wave Asset Allocation Theory (SWAAT) in its stock selection process.  SWAAT addresses an understanding that investment sectors move in and out of favor and it attempts to pinpoint those movements so that assets may be reallocated accordingly.  The aim of such reallocation is to move assets into better performing sectors while avoiding poorer performing sectors.

As we move forward, our goal is to build the most successful mutual fund business in the industry.  This task is impossible to accomplish without our fellow investors.  We always welcome your thoughts on how to improve the business and our service to you.  Please call us any time at (626) 844-1445.  We greatly appreciate your business and support of The Santa Barbara Group of Mutual Funds.

Sincerely,

John P. Odell

Steven W. Arnold

The Bender Growth Fund

Dear Shareholder,

Following an outstanding year for the stock market and economy in 2003, the first quarter of 2004 has provided further evidence that the United States is in the midst of a sustainable economic recovery.  Our outlook for the remainder of 2004 remains unchanged.  We believe the economy has entered a period of self-sustaining growth, which should result in a continued rise in corporate profitability and a concurrent improvement in both job creation and capital expenditures.  Despite high energy prices, we feel inflation will remain virtually non-existent in 2004, allowing interest rates to remain close to current levels.  Historically, this combination of economic factors has been ideal for growth stock appreciation.

Several factors affected our performance in the past year.  First, the continued period of expansionary monetary policy encouraged corporations to begin making investments in their businesses.  This had a marked effect on our technology companies as an increase in demand magnified the operating leverage of technology stocks in the form of powerful earnings gains.  Stocks such as Qualcomm, Cisco, Broadcom and Network Appliance outperformed the broad market in the past year.  Our focus on increasing our exposure to both the generic drug and biotechnology sectors also helped the portfolio as Amgen, Eon Labs and Watson Pharmaceuticals performed strongly.  On the weaker side, retail stocks were mixed as concerns of higher interest rates and lagging employment growth weighed on the group.  Stocks such as Kohl’s Corporation, Bed Bath and Beyond, and PF Chang’s were slight drags to portfolio growth.  Overall, we are very comfortable with the current positioning of the portfolio, and believe it is geared to take full advantage of what could be a dynamic recovery in both corporate profits and capital spending.

Many doubters have labeled the current economic environment “the jobless recovery” and pointed to the slow pace of job creation to question its sustainability.  Yet this view excludes the dynamic “earnings recovery” that is presently unfolding.  After a long period where the primary focus had been on cost reduction and productivity growth, many companies are finally starting to experience a material rise in revenue.  Due to their focus the past few years on leaner cost structures, companies are beginning to see a higher percentage of revenue drop to the bottom line.  Corporate earnings rose 18.7% in 2003 vs. 2002, and are estimated to rise close to 20% year over year for the just completed first quarter.  In fact estimates for corporate earnings for the full year of 2004 have been rising since January.  This is a very unusual occurrence.  Estimated earnings normally start the year at higher levels when optimism abounds and are slowly brought down as the year progresses.   Estimates for the S&P 500 started the year at $65.00, and have since risen to $67.00.  This would imply a growth rate of approximately 22% year over year. As a percentage of GDP, corporate earnings now stand at 18%, vs. a cycle low of 12% in 2000.

Throughout this recovery we have stated our belief that the pace of hiring would increase as earnings and confidence improved. While the recent rate of job creation has lagged past economic recoveries, it is not unusual for companies to delay hiring until they feel more confident about their growth prospects.  As evidenced by the most recent employment statistics, companies are finally feeling better about the sustainability of this recovery.  The reported increase of 308,000 jobs for the month of March was the biggest increase since 2000, and was two and a half times better than the consensus estimates.  Interestingly, the number of new jobs created for the months of January and February were also revised upward in the March release.  With growth in GDP running at an annualized 6.2% in the latter half of 2003, it was no longer possible to satisfy demand without hiring new employees.

Improvement in earnings and employment are good indications of the direction of capital spending.  As their confidence rises, companies are beginning to prepare themselves for higher rates of GDP growth by making capital investments.  Investment incentives remain high as interest rates in both the United States and the Group of Seven, or G7 nations remain low.  Corporate inventories, as represented by the inventory to sales ratio, are at very low levels and should receive a boost from the investment tax credit that expires at the end of this year.  Some companies have been experiencing an involuntary decline in inventories as demand has outstripped supply.  Recent data showing an increase in business loans gives us confidence that inventories are starting to be rebuilt in anticipation of renewed GDP growth.

In summary our outlook remains unchanged from the start of the year.  We are encouraged by the increase in both earnings expectations and job creation, and we believe that the economy will continue its expansion as the year progresses.  These conditions remain highly amenable to growth stock appreciation.

Sincerely,

Robert L. Bender

Reed G. Bender

The Montecito Fund

Dear Fellow Shareholders:

As advisor to the Montecito Fund, we utilize Strategic Wave Asset Allocation Theory (SWAAT) in our portfolio management style.  SWAAT focuses on negative correlations within asset classes, attempts to identify asset classes currently in favor and allocate assets accordingly.  SWAAT methodology recognizes both positive and negative correlations that exist in the investment markets.  Correlations, negative and positive, play a huge role in investment management.  Within an asset class, it is possible to identify negatively correlated securities.  Imagine a teeter-totter.  There always seems to be an asset in favor or out of favor at any point in time.  SWAAT seeks to identify these positive and negative correlations.

During most of fiscal year 2003, SWAAT correctly identified small-cap growth as the sector to invest assets.  As we entered calendar year 2004, small-cap growth fell out of favor and no single asset class emerged as a clear favorite.  While no single asset class emerged as a clear favorite, SWAAT identified small-cap value, real estate and international as areas of interest.  Investments were made accordingly.

During the previous twelve months, SWAAT correctly identified that the volatility of the portfolio should be increased so as to more fully participate in the tremendous stock market rally of last year.  SWAAT identifies securities that are negatively correlated and identifies which of the negatively correlated securities are in favor. Currently, SWAAT has negatively lowered the volatility of the portfolio.  SWAAT is finding the current market direction unclear.  SWAAT has determined that a “Goldilocks” approach is appropriate at this time.  Not too hot, not too cold.

Our ultimate goal is to create a portfolio that allows individual investors to deploy their hard-earned dollars without having to worry about the market’s direction.  Thank you very much for your business!

Sincerely,

John P. Odell

Steven W. Arnold

The Bender Growth Fund

Growth of $10,000 From Commencement of Operations*

Through March 31, 2004

Performance Summary – For Periods Ended March 31, 2004

Annualized Since

1 Year

5 Years Annualized

Inception*

The Bender Growth Fund:

Class A Shares:

Without Sales Charges

52.34%

9.75%

17.76%

With Sales Charges (1)

43.58%

8.46%

16.50%

Class C Shares:

Without Sales Charges

50.58%

8.42%

12.96%

With Sales Charges (2)

49.08%

8.42%

12.96%

Class Y Shares

52.22%

9.46%

14.05%

(1) Adjusted for initial maximum sales charge of 5.75%.

(2) Adjusted for contingent deferred sales charge of 1%.

*Class C and Class Y commenced operations on December 10, 1996. Class A commenced operations on October 1, 1998.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.

The Bender Growth Fund

Investment Performance For Periods Ended March 31, 2004

(1) Performance figure shown here is representative of the period from December 10, 1996 to March 31, 2004.

(2) Commenced operations October 1, 1998.

(3) Commenced operations December 10, 1996.

  * Adjusted for initial maximum sales charge of 5.75%.

** Adjusted for contingent deferred sales charge of 1%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.

The Montecito Fund

Growth of $10,000 From Commencement of Operations*

Through March 31, 2004

Performance Summary – For Periods Ended March 31, 2004

Annualized Since

1 Year

Inception*

The Montecito Fund:

Without Sales Charges

30.83%

0.81%

With Sales Charges (1)

23.34%

(2.16)%

(1) Adjusted for initial maximum sales charge of 5.75%.

*  The Montecito Fund commenced operations on April 15, 2002

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.

The Montecito Fund

Investment Performance For Periods Ended March 31, 2004

(1) Performance figure shown here is representative of the period from April 15, 2002 to March 31, 2004.

(2) Commenced operations April 15, 2002.

  * Adjusted for initial maximum sales charge of 5.75%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.

The Santa Barbara Group of Mutual Funds
Bender Growth Fund
SCHEDULE OF INVESTMENTS		March 31, 2004

		Market
Security	Shares	Value
COMMON STOCK - 100.10%
Commercial Services - 3.31%
Paychex, Inc.	38,220	$1,360,632

Communications - 15.31%
Broadcom Corp., Class A Shares*	43,500	1,703,895
Cisco Systems, Inc.*	74,408	1,750,076
QUALCOMM, Inc.	33,200	2,205,144
UTStarcom, Inc.*	22,000	632,720
		6,291,835
Computer Services - 16.05%
Check Point Software Technologies Ltd.*	69,240	1,576,595
Network Appliance, Inc.*	75,220	1,613,469
Synopsys, Inc.*	57,700	1,670,992
VeriSign, Inc.*	104,680	1,736,641
		6,597,697
Computer Software - 3.17%
Skillsoft PLC ADR*	101,086	1,304,009

Computer Systems - 1.90%
Brocade Communications Systems, Inc.*	117,600	783,216

Electronic Equipment - 6.46%
Power-One, Inc.*	126,000	1,393,560
Zoran Corp.*	72,825	1,264,242
		2,657,802
Internet - 5.06%
eBAY, Inc.*	30,000	2,079,900

Medical - 10.02%
Amgen, Inc.*	18,800	1,093,596
Eon Labs, Inc.*	30,000	2,012,400
Medtronic, Inc.	21,218	1,013,159
		4,119,155
Pharmaceutical - 5.84%
Gilead Sciences, Inc. *	18,700	1,042,899
Watson Pharmaceuticals, Inc.*	31,740	1,358,155
		2,401,054

The accompanying notes are an integral part of these financial statements.
The Santa Barbara Group of Mutual Funds
Bender Growth Fund
SCHEDULE OF INVESTMENTS- Continued		March 31, 2004

		Market
Security	Shares	Value
Retail-Electronics - 5.68%
CDW Corp.	23,580	$1,594,244
Tweeter Home Entertainment Group, Inc.*	78,500	741,040
		2,335,284
Retail-Restaurant/Specialty - 11.10%
P.F. Chang's China Bistro, Inc.*	32,450	1,632,560
Starbucks Corp.*	41,920	1,582,480
The Cheesecake Factory, Inc.*	29,200	1,346,996
		4,562,036
Retail-Other - 16.13%
Bed Bath & Beyond, Inc.*	34,940	1,459,094
Chico's FAS, Inc. *	37,500	1,740,000
Kohl's Corp.*	20,485	990,040
Krispy Kreme Doughnuts, Inc. *	20,000	686,800
Staples, Inc.	69,100	1,754,449
		6,630,383
Semiconductors - 0.07%
HPL Technologies, Inc.*	89,500	26,850

TOTAL COMMON STOCK
(Cost - $37,314,804)		41,149,853

SHORT TERM INVESTMENT - 0.22%
Bank of New York Hamilton Fund	Principal
(Cost - $88,071)	$ 88,071	88,071

Total Investments - 100.32%
(Cost - $37,402,875)		41,237,924
Liabilities in excess of other assets - (0.32)%		(129,946)
NET ASSETS - 100.00%		$41,107,978

*Non-income producing security.
ADR - American Depositary Receipts
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.
The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS		March 31, 2004

		Market
Security	Shares	Value
COMMON STOCK - 98.78%
Building Materials - 14.20%
Florida Rock Industries, Inc.	211	$8,894
Simpson Manufacturing Co., Inc.	195	9,545
Winnebago Industries, Inc.	283	8,821
		27,260
Consulting Services - 4.76%
MAXIMUS, Inc.*	261	9,135

Electronics - 9.46%
Dionex Corp.*	170	8,976
Woodward Governor Co.	144	9,179
		18,155
Insurance - 4.85%
Erie Indemnity Co.	193	9,314

Medical - 10.98%
Covance, Inc.*	296	10,194
Endo Pharmaceuticals Holdings, Inc.*	446	10,891
		21,085
Mining - 10.31%
Glamis Gold Ltd.*	540	9,725
Goldcorp, Inc.	680	10,071
		19,796
Oil & Gas - 9.58%
Precision Drilling Corp.*	189	8,804
Tom Brown, Inc.*	255	9,588
		18,392
Recreational Products - 5.34%
Callaway Golf Co.	540	10,249

REITS- Apartments - 4.74%
Avalonbay Communities, Inc.	170	9,109

The accompanying notes are an integral part of these financial statements.
The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS- Continued		March 31, 2004

		Market
Security	Shares	Value
REITS- Diversified - 4.91%
Vornado Realty Trust	156	$9,435

REITS- Office Property - 4.86%
Boston Properties, Inc.	172	9,341

REITS- Regional Malls - 4.90%
Simon Property Group, Inc.	161	9,409

REITS- Warehouses - 4.89%
ProLogis	262	9,398

Retail - 5.00%
Big Lots, Inc.*	662	9,599

TOTAL COMMON STOCK
(Cost - $181,532)		189,677

SHORT TERM INVESTMENT - 1.38%
Bank of New York Hamilton Fund	Principal
(Cost - $2,648)	$2,648	2,648

Total Investments - 100.16%
(Cost - $184,180)		192,325
Liabilities in excess of other assets - (0.16)%		(301)
NET ASSETS - 100.00%		$192,024

*Non-income producing security.
REITS - Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.
The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES		March 31, 2004

	Bender	Montecito
	Growth Fund	Fund
Assets:
Investments in Securities at Market Value
(identified cost $37,402,875 and $184,180,
respectively) (Note 2)	$41,237,924	$192,325
Receivables:
Capital Stock Sold	7,140	-
Dividends and Interest	1,804	231
Other Assets	583	-
Total Assets	41,247,451	192,556

Liabilities:
Capital Stock Redeemed	19,701	-
Accrued Distribution Fees (Note 5)	51,462	360
Due to Advisor (Note 3)	19,015	54
Accrued Expenses and Other Liabilities	49,295	118
Total Liabilities	139,473	532

Net Assets	$41,107,978	$192,024

Class A Shares and Montecito Fund Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 218,375 and 19,186 shares
outstanding, respectively)	$5,109,709	$192,024

Net Asset Value and Redemption Price Per Class A Share
($5,109,709/218,375 shares and $192,024/19,186 shares,
respectively)	$23.40	$10.01

Offering Price Per Share ($23.40/0.9425 and
$10.01/0.9425, respectively)	$24.83	$10.62

The accompanying notes are an integral part of these financial statements.
The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)		March 31, 2004

	Bender	Montecito
	Growth Fund	Fund
Class Y Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 750,074 shares outstanding)	$18,734,948

Net Asset Value, Offering and Redemption Price Per
Class Y Shares ($18,734,948/750,074 shares)	$24.98

Class C Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 742,527 shares outstanding)	$17,263,321

Net Asset Value and Offering Price Per Class C Share
($17,263,321/742,527 shares)	$23.25

Redemption Price Per Share ($23.25 X 0.99)	$23.02

Composition of Net Assets:
At March 31, 2004, Net Assets consisted of:
Paid-in-Capital	$56,443,085	$188,391
Accumulated Net Realized Loss From Security Transactions	(19,170,156)	(4,512)
Net Unrealized Appreciation of Investments	3,835,049	8,145
Net Assets	$41,107,978	$192,024

The accompanying notes are an integral part of these financial statements.
The Santa Barbara Group of Mutual Funds
STATEMENTS OF OPERATIONS	For the Year Ended March 31, 2004

	Bender	Montecito
	Growth Fund	Fund
Investment Income:
Interest Income	$4,599	$52
Dividend Income	42,435	2,476
Total Investment Income	47,034	2,528

Expenses (Notes 3 and 5):
Investment Advisory Fees	195,118	612
Service Fees-Class A	53,123	1,306
Service Fees-Class Y	222,751	-
Service Fees-Class C	243,384	-
Distribution Fees-Class A	12,073	510
Distribution Fees-Class Y	45,512	-
Distribution Fees-Class C	159,894	-
Total Expenses	931,855	2,428
Net Investment Income (Loss)	(884,821)	100

Net Realized and Unrealized Gain on Investments (Note 4):
Net Realized Loss From Security Transactions	(21,417)	(4,341)
Net Change in Net Unrealized Appreciation
of Investments	15,550,686	55,154
Net Realized and Unrealized Gain on Investments	15,529,269	50,813

Net Increase in Net Assets Resulting From Operations	$14,644,448	$50,913

The accompanying notes are an integral part of these financial statements.
The Santa Barbara Group of Mutual Funds
Bender Growth Fund
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2004	March 31, 2003
Operations:
Net Investment Loss	($884,821)	($785,699)
Net Realized Loss From Security Transactions	(21,417)	(2,761,822)
Net Change in Unrealized Appreciation
(Depreciation) of Security Transactions	15,550,686	(12,444,678)
Net Increase (Decrease) in Net Assets
Resulting From Operations	14,644,448	(15,992,199)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued
(92,151 and 22,144 shares, respectively)	1,857,716	355,651

Cost of Shares Redeemed
(116,605 and 95,215 shares, respectively)	(2,434,721)	(1,712,309)
Total Class A Transactions	(577,005)	(1,356,658)

Class Y:
Proceeds from Shares Issued
(961,797 and 3,301,454 shares, respectively)	20,291,528	61,090,896

Cost of Shares Redeemed
(941,658 and 3,558,733 shares, respectively)	(20,196,337)	(65,000,114)
Total Class Y Transactions	95,191	(3,909,218)

Class C:
Proceeds from Shares Issued
(76,602 and 44,233 shares, respectively)	1,544,920	744,365

Cost of Shares Redeemed
(114,113 and 214,483 shares, respectively)	(2,345,828)	(3,534,515)
Total Class C Transactions	(800,908)	(2,790,150)

Net Decrease in Net Assets From
Capital Share Transactions	(1,282,722)	(8,056,026)

The accompanying notes are an integral part of these financial statements.
The Santa Barbara Group of Mutual Funds
Bender Growth Fund
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2004	March 31, 2003

Total Increase (Decrease) in Net Assets	$13,361,726	($24,048,225)

Net Assets:
Beginning of Year	27,746,252	51,794,477
End of Year	$41,107,978	$27,746,252

The accompanying notes are an integral part of these financial statements.
The Santa Barbara Group of Mutual Funds
Montecito Fund
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	March 31, 2004	March 31, 2003*
Operations:
Net Investment Income	$100	$2,139
Net Realized Loss From Security Transactions	(4,341)	(171)
Net Change in Unrealized Appreciation
(Depreciation) of Security Transactions	55,154	(47,009)
Net Increase (Decrease) in Net Assets
Resulting From Operations	50,913	(45,041)

Distributions to Shareholders From:
Net Investment Income ($0.05 and $0.08
per share, respectively)	(1,063)	(1,685)

Capital Share Transactions:
Proceeds from Shares Issued
(1,107 and 11,798 shares, respectively)	10,000	114,291
Reinvestment of Dividends
(98 and 187 shares, respectively)	963	1,525
Cost of Shares Redeemed
(3,956 and 48 shares, respectively)	(37,490)	(389)

Net Increase (Decrease) in Net Assets From
Capital Share Transactions	(26,527)	115,427

Total Increase in Net Assets	23,323	68,701

Net Assets:
Beginning of Period	168,701	100,000
End of Period	$192,024	$168,701

__________
* For the period April 15, 2002 (commencement of operations) through March 31, 2003.

The accompanying notes are an integral part of these financial statements.
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund - Class A Shares

	For the Year Ended March 31,

	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Year	$15.36	$22.13	$22.16	$41.32	$15.44
Income (Loss) From Operations:
Net investment loss	(0.36)	(0.29)	(0.41)	(0.53)	(0.55)
Net gain (loss) from securities
(both realized and unrealized)	8.40	(6.48)	0.38	(18.63)	27.39
Total from operations	8.04	(6.77)	(0.03)	(19.16)	26.84

Distributions to shareholders from
net realized capital gains	-	-	-	-	(0.96)

Net Asset Value, End of Year	$23.40	$15.36	$22.13	$22.16	$41.32

Total Return (b)	52.34%	(30.59)%	(0.14)%	(46.37)%	181.21%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$5,110	$3,729	$6,991	$8,317	$5,341
Ratio of expenses to average net assets:
Before expense reimbursement	1.85%	1.85%	1.85%	1.85%	1.86%
After expense reimbursement	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment loss
to average net assets:
Before expense reimbursement	(1.73)%	(1.75)%	(1.76)%	(1.53)%	(1.56)%
After expense reimbursement	(1.73)%	(1.75)%	(1.76)%	(1.53)%	(1.55)%
Portfolio turnover rate	12.68%	19.36%	22.92%	0.82%	7.61%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The accompanying notes are an integral part of these financial statements.
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund - Class Y Shares

	For the Year Ended March 31,

	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Year	$16.41	$23.69	$23.80	$44.59	$16.64
Income (Loss) From Operations:
Net investment loss	(0.42)	(0.33)	(0.46)	(0.60)	(0.55)
Net gain (loss) from securities
(both realized and unrealized)	8.99	(6.95)	0.35	(20.19)	29.46
Total from operations	8.57	(7.28)	(0.11)	(20.79)	28.91

Distributions to shareholders from
net realized capital gains	-	-	-	-	(0.96)

Net Asset Value, End of Year	$24.98	$16.41	$23.69	$23.80	$44.59

Total Return (b)	52.22%	(30.73)%	(0.46)%	(46.62)%	180.55%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$18,735	$11,977	$23,387	$28,832	$20,302
Ratio of expenses to average net assets:
Before expense reimbursement	1.97%	2.00%	1.93%	1.92%	2.22%
After expense reimbursement	1.97%	2.00%	1.93%	1.92%	2.13%
Ratio of net investment loss
to average net assets:
Before expense reimbursement	(1.85)%	(1.90)%	(1.84)%	(1.60)%	(1.82)%
After expense reimbursement	(1.85)%	(1.90)%	(1.84)%	(1.60)%	(1.73)%
Portfolio turnover rate	12.68%	19.36%	22.92%	0.82%	7.61%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The accompanying notes are an integral part of these financial statements.
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund - Class C Shares

	For the Year Ended March 31,

	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Year	$15.44	$22.54	$22.87	$43.21	$16.27
Income (Loss) From Operations:
Net investment loss	(0.61)	(0.50)	(0.67)	(0.93)	(0.73)
Net gain (loss) from securities
(both realized and unrealized)	8.42	(6.60)	0.34	(19.41)	28.63
Total from operations	7.81	(7.10)	(0.33)	(20.34)	27.90

Distributions to shareholders from
net realized capital gains	-	-	-	-	(0.96)

Net Asset Value, End of Year	$23.25	$15.44	$22.54	$22.87	$43.21

Total Return (b)	50.58%	(31.50)%	(1.44)%	(47.07)%	178.39%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$17,263	$12,040	$21,416	$22,159	$34,556
Ratio of expenses to average net assets:
Before expense reimbursement	3.02%	3.07%	2.89%	2.80%	3.09%
After expense reimbursement	3.02%	3.07%	2.89%	2.80%	2.98%
Ratio of net investment loss
to average net assets:
Before expense reimbursement	(2.90)%	(2.97)%	(2.80)%	(2.48)%	(2.67)%
After expense reimbursement	(2.90)%	(2.97)%	(2.80)%	(2.48)%	(2.56)%
Portfolio turnover rate	12.68%	19.36%	22.92%	0.82%	7.61%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The accompanying notes are an integral part of these financial statements.
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Montecito Fund

	Year Ended	Period Ended
	March 31, 2004	March 31, 2003**

Net Asset Value, Beginning of Period	$7.69	$10.00
Income (Loss) From Operations:
Net investment income	-	0.11
Net gain (loss) from securities
(both realized and unrealized)	2.37	(2.34)
Total from operations	2.37	(2.23)

Distributions to shareholders from
net investment income	(0.05)	(0.08)

Net Asset Value, End of Period	$10.01	$7.69

Total Return (b)	30.83%	(22.35)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$192	$169
Ratio of expenses to average net assets	1.19%	1.19%	(c)
Ratio of net investment loss
to average net assets:	0.05%	1.29%	(c)
Portfolio turnover rate	290.23%	0.28%

__________
** For the period April 15, 2002 (commencement of operations) through March 31, 2003.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Annualized.

NOTES TO FINANCIAL STATEMENTS___________________________________________

                March 31, 2004

1.

ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992.  The Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company with two diversified funds: the Bender Growth Fund (the “Bender Fund”) and the Montecito Fund (collectively the “Funds”).   The Bender Fund offers three classes of shares, Class A, Class Y and Class C.  Class A shares commenced operations on October 1, 1998; Class C and Class Y Shares commenced operations on December 10, 1996.  Class A shares are sold with a front-end sales charge.   Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.   Class Y shares are offered continuously at net asset value.   The Montecito Fund commenced operations on April 15, 2002 and offers a single class of shares sold with a front-end sales charge.   The investment objective of each Fund is long-term growth of capital.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Security Valuation – Investment securities which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities.  Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were not sales on the date of valuation are valued at the most recent bid price.  Securities for which current market quotations are not readily available are valued at estimated fair market value as determined in good faith by the Fund’s investment adviser (or sub-adviser), subject to the review and supervision of the Board of Directors.  Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date of the security purchase or sale.  In determining the net realized gain or loss from the sales of securities, the cost of securities sold is determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities held by a Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

Federal Income Taxes – The Funds have complied and will continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

NOTES TO FINANCIAL STATEMENTS- Continued_________________________________________

March 31, 2004

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the applicable Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the applicable Fund.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Any net realized capital gains on sales of securities are distributed annually.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

Net Asset Value Per Share – The net asset value per share of each Fund is calculated each business day by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding.  A sales charge may apply when purchasing Bender Fund’s Class A shares or Montecito Fund’s shares.  Bender Fund’s Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one-percent.

Use of Estimates in the Preparation of Financial Statements – The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the investment advisory agreements, investment advisory services are provided to the Company by SBG Capital Management, Inc. (the “Advisor”). Under the terms of the investment advisory agreements, the Advisor receives monthly fees calculated at the annual rates of 0.50% of the average daily net assets of the Bender Fund and the Advisor receives monthly fees calculated at the annual rates of 0.30% of the first $100 million and 0.25% of the average daily net assets over $100 million of the Montecito Fund.   For the year ended March 31, 2004, the Advisor received advisory fees of $195,118 and $612 from Bender Fund and Montecito Fund, respectively.

The Company and the Advisor have entered into a distribution agreement with Capital Research Brokerage Services, LLC, an affiliate of the Advisor, to serve as national distributor (the “Distributor”). The Distributor selects brokers and other financial professionals to sell shares of the Funds and coordinate their marketing efforts. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the agreement, the Advisor shall pay the distributor, on the last day of each month, an annual fee of $8,400, such fee to be paid in equal monthly installments of $700.  For the year ended

NOTES TO FINANCIAL STATEMENTS- Continued_________________________________________

                March 31, 2004

March 31, 2004, the Distributor received approximately $3,300 in commissions from the sale of fund shares.

The Advisor has entered into a Sub-Advisory Agreement with Robert Bender & Associates (“RBA”) on behalf of the Bender Fund.  Under the terms of the Sub-Advisory Agreement, RBA receives a monthly fee from the Advisor calculated at an annual rate of 0.40% of the average daily net assets of the Bender Fund.  No monthly fees are paid to RBA for the first $10 million in average daily net assets. The Advisor is responsible for the supervision and payment of fees to RBA in connection with its services.

Under the terms of an Operating Service Agreement, the Advisor will provide day-to-day operational services to the Bender Fund. The Operational Services Agreement provides that the Advisor pays all fees and expenses associated with the Bender Fund. Under the terms of the agreement, the Bender Fund will pay to the Advisor a monthly fee calculated at the following annual rates:

Class A	1.10% of average daily net assets
Class Y	2.00% of first $2.5 million; 1.10% in excess of $2.5 million of average daily net assets
Class C	2.00% of first $7.5 million; 1.10% in excess of $7.5 million of average daily net assets

For the year ended March 31, 2004, the Advisor received service fees of $519,258 from the Bender Fund.

The Advisor has been responsible for the day-to-day management of the Montecito Fund since August 1, 2003.  For the period August 1, 2003 through March 31, 2004, the Advisor received advisory fees of $422 from the Montecito Fund.  Prior to August 1, 2003, the Montecito Fund was sub-advised by Ameristock Corporation, which received an annual fee from the Advisor equal to 0.25% of the Fund’s average daily net assets up to $100 million and 0.20% above $100 million.

Under the terms of an Operating Service Agreement, the Advisor will provide day-to-day operational services to the Montecito Fund. The Operational Services Agreement provides that the Advisor pays all fees and expenses associated with the Montecito Fund. Under the terms of the agreement, the Montecito Fund will pay to the Advisor a monthly fee calculated at the annual rate of 0.64% of average daily net assets.   For the year ended March 31, 2004, the Advisor received service fees of $1,306 from the Montecito Fund.

Gemini Fund Services, LLC (“GFS”) serves as administrator and provides accounting services to the Funds pursuant to an administration agreement.  Under terms of such agreement, GFS is paid an annual fee which is computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums.  The Funds and GFS are also parties to a servicing agreement, under which GFS provides transfer agency and dividend disbursing services for the Funds.  Pursuant to the terms of the Operating Service Agreement, the Advisor pays all service fees to GFS.

NOTES TO FINANCIAL STATEMENTS- Continued_________________________________________

                March 31, 2004

The Company and The Bank of New York (the “Custodian”) are parties to a custodial agreement under which the Custodian holds cash, securities and other assets of the Funds as required by the Act.  The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

John P. Odell and Steven W. Arnold are officers and directors of the Advisor, the Distributor and the Company.  They are also the co-owners of RBA Client Services, LLC, a firm that provides marketing services to RBA.  RBA pays RBA Client Services, LLC an ongoing asset-based fee for all advisory client relationships established as a result of the marketing efforts of RBA Client Services, LLC.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2004 were as follows:

	Purchases	Sales
Bender Fund…………………………………………..	$4,808,649	$6,575,821
Montecito Fund………………….……………………	540,235	557,815

As of March 31, 2004, net unrealized appreciation and depreciation on investment securities for book and federal income tax purposes were as follows:

	Appreciation	Depreciation	Net Unrealized Appreciation
Bender Fund………….…....	$14,434,035	$(10,598,986)	$3,835,049
Montecito Fund……………	8,922	(777)	8,145

5.

DISTRIBUTION PLANS

As noted in the Funds’ Prospectus, each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Act.  The Bender Fund plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Class A, Class Y and Class C shares to persons or institutions for performing certain servicing functions for Fund shareholders.  With respect to Class C shares, the distribution plan allows the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets to cover fees paid to broker-dealers for sales and promotional services.  The Montecito Fund distribution plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Fund.   For the year ended March 31, 2004, distribution fees of $12,073, $45,512, $159,894 and $510 were paid for Bender Fund Class A, Class Y, Class C and Montecito Fund shares, respectively.

NOTES TO FINANCIAL STATEMENTS- Continued_________________________________________

                March 31, 2004

6.

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act. As of March 31, 2004, Charles Schwab & Co., Inc. held 53% of the voting securities of Bender Fund Class Y shares for the benefit of others and John Odell held 26% of the voting securities of the Montecito Fund.

7.

TAX INFORMATION

In accordance with industry practice, the Bender Fund has recorded a reclassification in the capital accounts. As of March 31, 2004, the Bender Fund and Montecito Fund recorded permanent book/tax differences of $884,821 and $509, respectively, from undistributed net investment loss to paid-in-capital.  This reclassification has no impact on the net asset value of the Funds and is designed generally to present undistributed income on a tax basis which is considered to be more informative to shareholders.

During the fiscal year ended March 31, 2004 and the fiscal period ended March 31, 2003, the Montecito Fund paid dividend distributions of $1,063 and $1,685, respectively, which were characterized as ordinary income distributions for tax purposes.

As of March 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Long Term Losses	Unrealized Appreciation
Bender Fund…………………………………..	$(19,170,156)	$3,835,049
Montecito Fund………………………………	(4,512)	8,145

As of March 31, 2004, the Bender Fund and Montecito Fund had, for Federal income tax purposes, capital losses which may be carried over to offset future capital gains.  To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The Bender Fund and Montecito Fund had Federal income tax capital loss carryforwards of $19,170,156 and $4,512, respectively, expiring on March 31 of the years indicated below:

	2009	2010	2011	2012
Bender Fund…………	$60,275	$14,127,445	$1,784,760	$3,197,676
MontecitoFund………	-	-	17	4,495

8.          CHANGE IN ACCOUNTANTS

On January 23, 2004, McCurdy & Associates CPA’s, Inc. (“McCurdy”) notified the Funds of its intention to resign as the Funds’ independent auditors upon selection of replacement auditors.

NOTES TO FINANCIAL STATEMENTS- Continued_________________________________________

                March 31, 2004

On February 26 , 2004, the Funds’ Audit Committee and Board of Directors selected Cohen McCurdy, Ltd. (“Cohen”) to replace McCurdy as the Funds’ auditor s for the fiscal year ending March 31, 2004 , to be effective upon the resignation of McCurdy ..

On March 12, 2004, upon receipt of notice that Cohen was selected as the Funds’ auditor, McCurdy, which was acquired by Cohen, resigned as independent auditors to the Fund.  McCurdy’s reports on the Bender Fund’s financial statements for the fiscal years ended March 31, 2000 through March 31, 2003 and Montecito Fund’s financial statements for the period ended March 31, 2003 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal years stated above, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy would have caused the Advisor to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods.

Neither the Funds nor anyone on its behalf consulted with Cohen on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Directors

Santa Barbara Group of Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of portfolio investments, of the Bender Growth Fund and the Montecito Fund (two of the portfolios constituting the Santa Barbara Group of Mutual Funds, Inc. (“the Company”)) as of March 31, 2004, and the related statements of operations, the statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial statements and financial highlights of the Bender Growth Fund for the years ended March 31, 2003, March 31, 2002, March 31, 2001 and March 31, 2000 and the financial statements and financial highlights of the Montecito Fund for the period ended March 31, 2003 were audited by McCurdy & Associates CPA’s, Inc., which was acquired by Cohen McCurdy, Ltd., which expressed unqualified opinions on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash held by the custodian as of March 31, 2004 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of the Santa Barbara Group of Mutual Funds, Inc. as of March 31, 2004, the results of their operations, the changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

May 18, 2004

THE DIRECTORS AND OFFICERS (Unaudited)

The following table provides information about each Director who is an “interested” person of the Santa Barbara Group of Mutual Funds, Inc., as defined by the Investment Company Act of 1940.  Unless otherwise noted, the address of each Director is 107 South Fair Oaks Avenue, Suite 315, Pasadena, CA 91105.

Name, Address and Age	Title	Principal Occupation(s) During Past 5 Years And Current Directorships
Steven W. Arnold Born: 1955	Co-Chairman of the Board since 1996, Treasurer and Co-President of the Funds since 1996

Co-President of SBG Capital Management Group, Inc.; Principal of Capital Research Brokerage Services and Odell Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.

John P. Odell[1] Born: 1966	Co-Chairman of the Board since 1998, Co-President of the Funds since 1998

Co-President of SBG Capital Management Group, Inc.; Principal of Capital Research Brokerage Services and Odell Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.

Robert L. Bender[1] Born: 1937	Director since 1996	President of Robert L. Bender & Associates, Inc. since 1973.

1 Steven W. Arnold, John P. Odell, and Robert L. Bender are all deemed to be interested persons of the Company, as defined by the 1940 Act.  Steven W. Arnold and John P. Odell are both officers of the Company’s investment advisor.  Robert L. Bender is an officer of the sub-advisor to the Bender Fund.

THE DIRECTORS AND OFFICERS (Unaudited) (Continued)

The following table provides information about each Director who is not an “interested” person of the Santa Barbara Group of Mutual Funds, Inc., as defined by the Investment Company Act of 1940.  Unless otherwise noted, the address of each Director is 107 South Fair Oaks Avenue, Suite 315, Pasadena, CA 91105.

Name, Address and Age	Title	Principal Occupation(s) During Past 5 Years And Current Directorships
Harvey A. Marsh Born: 1938	Director since 1998	Chief Financial Officer for Golden Systems, Inc. (1998-2001); Self-employed financial consultant (1996-1998; 2001-present); Certified Public Accountant.
Wayne F. Turkheimer Born: 1952	Director since 1998	Attorney in solo practice since 1986 specializing in general business, probate and estate law; Received BA from UCLA, Cum Laude in 1974; Received JD from USC Law Center in 1977.
Glory I. Burns Born: 1952	Director since 1998

Professor at Colorado State University since 1991; Received BS from University of Colorado in 1975; Received MBA from the University of Denver in 1980; Received JD from the University of Puget Sound in 1978.  Director of First Main Street Bank (1997-Present).

Lawrence C. Signey Born: 1961	Director since 2000	Pastor at St. Robert Bellarmine Catholic Church since 2002; Associate Pastor at St. Bede the Venerable (1993-2002).

The Company’s Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling (800) 723-8637.

As of March 31, 2004, each Director was responsible for the oversight of the Bender Growth Fund and Montecito Fund.

INVESTMENT ADVISOR

SBG Capital Management, Inc.

107 South Fair Oaks Boulevard, Suite 315

Pasadena, CA 91105

SUB-ADVISOR

Robert Bender & Associates, Inc.

245 South Los Robles, Suite 620

Pasadena, CA 90272

ADMINISTRATOR

Gemini Fund Services, LLC

150 Motor Parkway, Suite 205

Hauppauge, NY 11788

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

CUSTODIAN

The Bank of New York

100 Church Street

New York, NY 10286

PRINCIPAL UNDERWRITER
Capital Research Brokerage Services, LLC

107 South Fair Oaks Boulevard, Suite 315

Pasadena, CA 91105

INDEPENDENT AUDITORS

Cohen McCurdy, Ltd.

Westlake, OH 44145

For more complete information about The

Bender Growth Fund and The Montecito Fund,

including charges and expenses, please call (626)

844-1440 or (800) 723-8637 or write to Capital

Research Brokerage Services, LLC and request a

free prospectus. Read the prospectus carefully

before you invest or send money. For more

information about the Funds Board of Directors,

please call or write to request the Funds

Statement of Additional Information.

SANTA BARBARA GROUP OF MUTUAL FUNDS THE BENDER GROWTH FUND THE MONTECITO FUND ANNUAL REPORT MARCH 31, 2004

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors determined, at a meeting held on February 26, 2004, that the registrant does not have an audit committee financial expert.  It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2004

$ 17,600

FY 2003

$ 18,031

(b)

Audit-Related Fees

FY 2004

$ 1,000

FY 2003

$ 1,295

Nature of the fees:

Issue consent for N-1A annual update and review of semi-annual report

(c)

Tax Fees

FY 2004

$ 1,350

FY 2003

$ 1,100

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2004

$ 0

$ 0

FY 2003

$ 0

$ 0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

Beginning with non-audit service contracts entered into on or after May 28, 2003, the registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2004 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

100%

N/A  %

Tax Fees:

100%

N/A  %

All Other Fees:

N/A %

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2004

$ 2,350

$ None

FY 2003

$ 2,395

$ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2004.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Submission of Matters to a Vote of Security Holders.  None

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,  the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Santa Barbara Group of Mutual Funds, Inc.

By (Signature and Title)

/s/ John P. Odell, Co-Chairman & Co-President

Date

5/28/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ John P. Odell, Co-Chairman & Co-President

Date

5/28/04

By (Signature and Title)

/s/ Steven W. Arnold, Co-Chairman, Co-President & Treasurer

Date

5/28/04